                                                                     EXHIBIT 4.1


Number                                                             Shares
AA
                                  [AACC LOGO]
                         Asset Acceptance Capital Corp.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                                        CUSIP 04543P 10 0
                                              SEE REVERSE FOR CERTAIN DEFINITION



This Certifies that



is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                         ASSET ACCEPTANCE CAPITAL CORP.

   Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.





Dated:

   /s/ Mark A. Redman            [SEAL]              /s/ Nathanial F. Bradley IV

        SECRETARY                               PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     LASALLE BANK NATIONAL ASSOCIATION
                    TRANSFER AGENT
                    AND REGISTRAR


BY

               AUTHORIZED SIGNATURE

                         ASSET ACCEPTANCE CAPITAL CORP.

         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


         The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                                 UNIF GIFT MIN ACT -- ...............Custodian....................
TEN ENT -- as tenants by the entities                                                     (Cust)                   (Minor)
JT TEN  -- as joint tenants with the right of                                         under Uniform Gifts to Minors
           survivorship and not as tenants                                            Act........................................
           in common                                                                                 (State)

                                                                UNIF GIFT MIN ACT -- ...............Custodian (until age........)
                                                                                          (Cust)
                                                                                      ....................under Uniform Transfers
                                                                                          (Minor)
                                                                                      to Minor Act...............................
                                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------


---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________________


                                        X   ___________________________________

                                        X   ___________________________________

                                  NOTICE:  THE SIGNATURES TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


Slgnature(s) Guaranteed


By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 171d-15.